Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 29, 2013	Dec. 30, 2012
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies

The Company is exposed to claims and litigation matters arising in the ordinary course of business and uses various methods to resolve these matters that are believed to best serve the interests of the Company’s stakeholders. The Company’s primary contingencies are associated with insurance and self-insurance obligations. Estimation of insurance and self-insurance liabilities requires significant judgment and actual claim settlements and associated expenses may differ from the Company’s current provisions for loss.

20. Commitments and Contingencies

Operating Lease Commitments

The Company’s leases include stores, office and warehouse buildings and delivery equipment. These leases had an average remaining lease term of approximately 9 years as of December 30, 2012.

Rent expense charged to operations under operating leases in 2010, 2011 and 2012 totaled $17.3 million, $41.1 million and $54.2 million, respectively.

Future minimum lease obligations for operating leases with initial terms in excess of one year at December 30, 2012 are as follows:

2013	$62,069
2014	63,809
2015	63,636
2016	63,502
2017	61,578
Thereafter	381,706

Total payments	$696,300

Capital and Financing Lease Commitments

The Company is committed under certain capital and financing leases for rental of buildings and equipment. These leases expire or become subject to renewal clauses at various dates from 2013 to 2032.

As of December 30, 2012, future minimum lease payments required by all capital and financing leases during the initial lease term are as follows:

Fiscal Year	Capital Leases	Financing Leases
2013	$768	$12,124
2014	740	12,325
2015	538	12,390
2016	538	12,549
2017	538	12,361
Thereafter	1,493	82,148

Total	4,615	143,897
Plus balloon payment (financing leases)	—	53,009
Less amount representing interest	(1,260)	(92,622)

Net present value of capital and financing lease obligations	3,355	104,284
Less current portion	(495)	(2,884)

Total long-term	$2,860	$101,400

The final payment under the financing lease obligations is a noncash payment which represents the conveyance of the property to the buyer-lessor at the end of the lease term, described as balloon payment in the table above.

In connection with the acquisition of Sunflower, the Company recorded a purchase price allocation of $22.6 million for financing lease obligations. In connection with the Henry’s Transaction, the Company recorded a purchase price allocation of $4.0 million and $63.2 million for the capital and financing lease obligations, respectively. The Company has recorded these liabilities at their estimated fair values at date of acquisition.

Other Commitments and Contingencies

The Company is exposed to claims and litigation matters arising in the ordinary course of business and uses various methods to resolve these matters that are believed to best serve the interests of the Company’s stakeholders. The Company’s primary contingencies are associated with insurance and self-insurance obligations. Estimation of insurance and self-insurance liabilities require significant judgments, and actual claim settlements and associated expenses may differ from the Company’s current provisions for loss. See Note 15, “Self-Insurance Programs” for more information.

During 2012, the Company settled a trademark dispute for $2.7 million.